UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report –  March 30, 2012
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265
(Address of principal executive offices)

Registrant's telephone number, including area code (303) 672-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On March 30, 2012, B. Kurtis Watts, the Company’s Vice President, Controller and Chief Accounting Officer, announced his intention to retire effective June 1, 2012.

(b)
Effective April 1, 2012, Kendall Carbone, age 46 will become Vice President and Assistant Controller of the Company. Effective June 1, 2012, Ms. Carbone will assume the role of Vice President, Controller and Chief Accounting Officer. Ms. Carbone has no family relationship with any director or executive officer of the Company.  She will participate in the Executive Severance Compensation Plan and the Long Term Stock Incentive Plan.

Ms. Carbone joined QEP in October 2010 as Director – Finance, was promoted to Assistant Controller in August 2011, and has served in that position until this promotion.  Prior to joining QEP, Ms. Carbone was employed by Suncor Energy USA, Inc., an integrated energy company, serving as the Director of Finance from 2003 until 2009, and Director of Sales from 2009 until 2010.  She is a licensed C.P.A.  Ms. Carbone has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a).

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit
10.10+
QEP Resources, Inc. 2010 Long-Term Cash Incentive Plan (Incorporated by reference to Exhibit No.10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010).

10.12+
QEP Resources, Inc. Executive Severance Compensation Plan (Incorporated by reference to Exhibit No.10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010), as amended and restated by the QEP Resources, Inc. Executive Severance Compensation Plan (Incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP RESOURCES, INC.
(Registrant)

April 4, 2012
/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and
Chief Financial Officer

List of Exhibits:

Exhibit No.	Exhibit
10.10+
QEP Resources, Inc. 2010 Long-Term Cash Incentive Plan (Incorporated by reference to Exhibit No.10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010).

10.12+
QEP Resources, Inc. Executive Severance Compensation Plan (Incorporated by reference to Exhibit No.10.10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2010), as amended and restated by the QEP Resources, Inc. Executive Severance Compensation Plan (Incorporated by reference to Exhibit No. 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2012).